Exhibit 10.1(b)

Execution Version

FIRST AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of July 30, 2014, is by and among (i) HECLA MINING COMPANY, a Delaware corporation, HECLA LIMITED, a Delaware corporation, HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other parties identified as “Other Loan Parties” on the signature pages hereto and (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Third Amended and Restated Credit Agreement, dated as of February 14, 2014 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this First Amendment and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Loan Parties party thereto, the Lenders party thereto, and The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Lenders have made commitments to extend certain credit facilities to the Borrowers; and

WHEREAS, the parties hereto desire to further amend the Existing Credit Agreement in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1     Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this First Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals.

“Borrowers” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“First Amendment” is defined in the preamble.

“First Amendment Effective Date” is defined in Subpart 4.1.

“Lenders” is defined in the preamble.

SUBPART 1.2     Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1     Amendments.

(a)            Amendment to Section 1.1.      Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i)      by deleting the existing defined term “Lender Provided Financial Service Product” and inserting the following in its place:

“Lender Provided Financial Service Product” means any agreement or other arrangements under which any Lender or any Affiliate of any Lender provides any of the following products or services to any Loan Party or any Subsidiary of any Loan Party: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) gift cards, (f) ACH transactions, (g) cash management, including electronic funds transfer, controlled disbursement, accounts or services, (h) overdraft, (i) foreign currency exchange, (j) letters of credit or (k) letters of guaranty.

(ii)      by deleting the existing defined term “Lender Provided Hedging Agreement” and inserting the following in its place:

“Lender Provided Hedging Agreement” means any Hedging Agreement between a Loan Party or a Subsidiary of a Loan Party and a counterparty that at the time such Hedging Agreement is entered into is a Lender or an Affiliate of a Lender.

(iii)      by deleting the existing defined term “Obligations” and inserting the following in its place:

“Obligations” means each obligation (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Parent, the Borrowers or any other Loan Party or any Subsidiary of any Loan Party arising under or in connection with (w) a Loan Document, including the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans, (x) any doré or concentrate purchase agreement under which the counterparty of such agreement is a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent, (y) any agreement to provide cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) under which the counterparty of such agreement is a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent, and (z) any Lender Hedging Agreement; provided, however, that, with respect to any Obligation arising under the foregoing clauses (x), (y) and (z), upon any counterparty to such agreement ceasing to be a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent, the obligation of the Parent, the Borrowers or any other Loan Party or any Subsidiary of any Loan Party owing to such Person thereunder shall no longer constitute an Obligation; provided, further, however, that the definition of ‘Obligations’ shall not create any guaranty by any Loan Party of (or grant of security interest by any Loan Party to support, as applicable) any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party; provided, further, however, that the definition of “Obligations” shall not include any obligation of any Loan Party to pay another Loan Party.

-First Amendment-

(iv)      by deleting the existing defined term “Secured Obligations” and inserting the following in its place:

“Secured Obligations” means, collectively, (a) the Obligations and (b) all obligations of any Loan Party (or any Subsidiary of any Loan Party, as the case may be) under any Lender Provided Hedging Agreement or any Lender Provided Financial Service Product, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Subsidiary thereof of any proceeding under any Debtor Relief Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided, however, that, with respect to any Secured Obligation arising under the foregoing clause (b), upon any counterparty to such agreement ceasing to be a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent, the obligation of any Loan Party (or any Subsidiary of any Loan Party, as the case may be) owing to such Person thereunder shall no longer constitute a Secured Obligation; provided, further, that, for purposes of determining the obligations of any Loan Party that are guaranteed or secured under the Loan Documents for the benefit of the Secured Parties, the definition of “Obligations” shall exclude any Swap Obligations of the Parent, the Borrowers or any other Loan Party (or any Subsidiary of any Loan Party, as the case may be) to the extent and for any period that such guarantee or security of such Swap Obligations would violate or be void or voidable under the Commodity Exchange Act; provided, further, that the definition of “Secured Obligations” shall not include any obligations of any Loan Party (or any Subsidiary of any Loan Party) to any other Loan Party (or any Subsidiary of any Loan Party, as the case may be.

-First Amendment-

(b)      Amendment to Section 6.3. Section 6.3 of the Credit Agreement is hereby amended by inserting the following new clause (j) at the end thereof:

“(j)      Liens to secure the obligations of each Loan Party (or Subsidiary of a Loan Party) under each Lender Provided Hedging Agreement to which (i) it is a party, and (ii) the hedging counterparty is no longer a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent; provided that any such Lien shall have been granted concurrently with such hedging counterparty ceasing to be a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent.

(c)      Amendment to Section 6.7(a). Section 6.7(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) The Parent shall not (nor shall it permit any of its Subsidiaries to) enter into any secured Hedging Agreement, or incur or suffer to exist any secured Hedging Obligations, with any hedging counterparty that is not a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent; unless both (i) such hedging counterparty was a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent at the time it entered into the Hedging Agreement for such Hedging Obligations, and (ii) concurrently with such hedging counterparty ceasing to be a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent, the Parent (or, as the case may be, such Subsidiary of the Parent) shall have secured such Hedging Obligations by granting Liens to such hedging counterparty as permitted by Section 6.3(j).”

(d)     Amendment to Section 6.7(b)(ii)(B). Section 6.7(b)(ii)(B) of the Credit Agreement is hereby amended by amending and restating the parenthetical therein as follows: “(other than any Lien securing Hedging Obligations (I) in favor of a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent, or (II) permitted by Section 6.3(j))”.

(e)     Amendment to Section 6.8(i). Section 6.8(i) of the Existing Credit Agreement is hereby deleted amended by deleting the date “June 30, 2014” and inserting the date “June 30, 2015” in its place.

-First Amendment-

PART III
AFFIRMATION AND CONSENT

SUBPART 3.1     Affirmation and Consent. Each of the Loan Parties confirms that it has received a copy of this First Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this First Amendment.

PART IV
CONDITIONS TO EFFECTIVENESS

SUBPART 4.1     Amendment Effective Date. This First Amendment shall be and become effective as of the date (the “First Amendment Effective Date”) when the last of all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 4.2     Execution of Counterparts of First Amendment. The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this First Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Loan Parties and each Lender.

SUBPART 4.3     Representations and Warranties. The representations and warranties contained in Subpart 5.4 shall be true and correct in all material respects on and as of the First Amendment Effective Date.

SUBPART 4.4     Costs and Expenses, etc. The Administrative Agent shall have received for its account and the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 9.3 of the Credit Agreement, if then invoiced, and any and all other Loan Documents.

SUBPART 4.5     Hedging Agreement Amendments. For each Lender Provided Hedging Agreement outstanding on the date of this First Amendment, the Administrative Agent shall have received an amending agreement substantially in the form of Exhibit A, fully-executed by the parties thereto in a manner satisfactory to the Administrative Agent.

PART V
MISCELLANEOUS

SUBPART 5.1     Cross-References. References in this First Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this First Amendment.

SUBPART 5.2     Instrument Pursuant to Existing Credit Agreement. This First Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.3     References in Other Loan Documents. At such time as this First Amendment shall become effective pursuant to the terms of Part IV, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this First Amendment.

-First Amendment-

SUBPART 5.4     Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this First Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this First Amendment, (c) the representations and warranties contained in Article III of the Credit Agreement and applicable to such Loan Party are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

SUBPART 5.5     Counterparts. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this First Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 5.6     Full Force and Effect; Limited Amendment. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 5.7     Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

-First Amendment-

Each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

HECLA ALASKA LLC,
a Delaware limited liability company

By:     Hecla Limited, its Managing Member

By:          /s/ James A. Sabala
           Name: James A. Sabala
           Title: Vice President & Treasurer

HECLA GREENS CREEK MINING
COMPANY, a Delaware corporation

 By:          /s/ James A. Sabala
             Name: James A. Sabala
             Title: Vice President & Treasurer

HECLA JUNEAU MINING COMPANY,
a Delaware corporation

By:          /s/ James A. Sabala
           Name: James A. Sabala
           Title: Vice President & Treasurer

HECLA MINING COMPANY,
a Delaware corporation

By:          /s/ James A. Sabala
           Name:     James A. Sabala
           Title:     Sr. Vice President & CFO

OTHER LOAN PARTIES:	BURKE TRADING INC., a Delaware corporation By: /s/ James A. Sabala Name: James A. Sabala Title: Vice President & Treasurer

HECLA ADMIRALTY COMPANY,

a Delaware corporation

By:          /s/ James A. Sabala
           Name:     James A. Sabala
           Title:     Vice President & Treasurer

HECLA LIMITED, a Delaware corporation

By:          /s/ James A. Sabala
           Name:     James A. Sabala
           Title:     Vice President & Treasurer

SILVER HUNTER MINING

COMPANY, a Delaware corporation

By:          /s/ James A. Sabala
           Name:     James A. Sabala
           Title:     Vice President & Treasurer

RIO GRANDE SILVER, INC.,
a Delaware corporation

By:          /s/ James A. Sabala
           Name:     James A. Sabala
           Title:     Vice President & Treasurer

RHL HOLDINGS, INC.,
a Delaware corporation

By:          /s/ Alan MacPhee
           Name:     Alan MacPhee
           Title:     Vice President & Treasurer

-First Amendment-

HECLA SILVER VALLEY, INC.,
a Delaware corporation

By:          /s/ James A. Sabala
           Name:     James A. Sabala
           Title:     Vice President & Treasurer

HECLA MC SUBSIDIARY, LLC,

a Delaware limited liability company

By:          /s/ Alan MacPhee
           Name:     Alan MacPhee
           Title:     President

-First Amendment-

THE BANK OF NOVA SCOTIA, as a Lender By: /s/ Bhiravi Ravichandran Name: Bhiravi Ravichandran Title: Associate Director By: /s/ Ray Clarke Name: Ray Clarke Title: Managing Director

-First Amendment-

ING CAPITAL LLC, as a Lender By: /s/ Jens Van Yperzeele Name: Jens Van Yperzeele Title: Director By: /s/ Tanja van der Waude Name: Tanja van der Waude Title: Director

-First Amendment-

Exhibit A (to First Amendment to Revolver)

[FORM OF] SECOND AMENDING AGREEMENT

THIS SECOND AMENDING AGREEMENT dated as of July [●], 2014 (THIS “AGREEMENT”) MADE BETWEEN

[LENDER]
(“Party A”)

AND:

HECLA MINING COMPANY
(“Party B”)

WHEREAS Party A and Party B have entered into a 2002 ISDA Master Agreement dated as of [April 16, 2008]1 [March 10, 2010]2, together with a Schedule annexed thereto also of the same date, as amended by that certain Amending Agreement dated as of February 14, 2014 (collectively, the “Master Agreement”);

AND WHEREAS the parties hereto wish to make certain amendments to the Master Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:

1.	[Part 1(g)(ii)][3] [Part 1(i)(2)][4] of the Schedule to the Master Agreement is restated in its entirety as follows:

“If (A) either (i) the Amended and Restated Credit Agreement terminates or ceases to be in effect or (ii) Party A otherwise ceases to be a Lender under the Amended and Restated Credit Agreement, and (B) Party B fails to provide Party A with collateral on terms and conditions acceptable to Party A or to make other credit support arrangements acceptable to Party A in its sole discretion.”

2.	[Part 5(h) of the Schedule to the Master Agreement is restated in its entirety as follows:

“(h)

Escrow Payments. If by reason of the time difference between the cities in which the payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case deposit of the payments due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on the same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by 5:00 p.m. local time on the date it is deposited for any reason other than the intended recipient's failure to make the escrow deposit it is intended to make hereunder in timely fashion.”][5]

1 Use for ISDA in which Scotiabank is counterparty.

2 Use for ISDA in which ING is counterparty.

3 Use for ISDA in which Scotiabank is counterparty.

4 Use for ISDA in which ING is counterparty.

3.	Part 5 of the Schedule to the Master Agreement is amended by deleting [Part 5(h)][6] [Part 5(i)][7] in its entirety.

4.

Each of the parties hereto makes with respect to itself the representations and warranties set forth in Sections 3(a)(ii), (iii), (iv) and (v) of the Master Agreement, except that, all references in the Master Agreement to “this Agreement” (or words or phrases of similar meaning) shall be deemed to be references to this Amending Agreement and the Master Agreement as amended hereby.

5.	This Amending Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to the choice of law doctrine).

6.	All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Master Agreement.

7.	All other provisions of the Master Agreement shall remain in full force and effect unamended and are hereby ratified by the parties hereto in all respects.

8.

Only ECPs Can Be Guarantors. Notwithstanding anything to the contrary in this Amending Agreement or the Master Agreement as amended by this Amending Agreement or in any credit agreement or guaranty, no person providing a guaranty of any obligation of Party B under this Amending Agreement or the Master Agreement as amended by this Amending Agreement (each such person, a “Guarantor”) shall be deemed to be a guarantor of, or to have granted a security interest to secure any guaranty by Guarantor of, any Swap Obligation (as defined below) if such Guarantor is not an “Eligible Contract Participant” as defined in the Commodity Exchange Act and the applicable rules and regulations issued by the Commodity Futures Trading Commission and/or the Securities and Exchange Commission (collectively, and as now or hereafter in effect, “the ECP Rules”) at the time Party B entered into any applicable Transaction (each such Swap Obligation, an “Excluded Swap Obligation”), but solely to the extent that the providing of such guaranty by such Guarantor, or grant of a security interest to secure any guaranty by Guarantor, of any Swap Obligation by such Guarantor would violate the ECP Rules or other applicable law or regulation. Except as expressly set forth in the preceding sentence, nothing in this Agreement or the Master Agreement as amended by this Amending Agreement shall be deemed to restrict, reduce or waive any obligation of any such Guarantor under any guaranty or other Credit Support Document, and such guaranty or other Credit Support Document shall continue to guarantee, or grant a security interest to secure, as applicable, in accordance with its terms, each Swap Obligation that is not an Excluded Swap Obligation.

5 Use for ISDA in which ING is counterparty.

6 Use for ISDA in which Scotiabank is counterparty.

7 Use for ISDA in which ING is counterparty.

The term “Swap Obligation” means any obligation of any person to pay or perform under any Transaction that constitutes a “swap” as defined in the Commodity Exchange Act.

9.	Counterparts. This Amending Agreement may be executed and delivered in counterparts (including by facsimile transmission) each of which will be deemed an original.

10.

Documents to be Delivered. Each party shall deliver to the other, at the time of execution of this Amending Agreement, evidence of the specimen signature and incumbency of each person executing this Amending Agreement on the party's behalf.

IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the day and year first above written.

[LENDER]	HECLA MINING COMPANY

By: __________________________________________________________	By: __________________________________________________________
Name:	Name:
Title:	Title:
Date:	Date:

By: __________________________________________________________
Name:
Title:
Date: